Commitments	12 Months Ended
Dec. 31, 2017
Commitments [Abstract]
Commitments

19. Commitments

The Company enters into time charter and bareboat charter arrangements on its vessels. These non-cancellable arrangements had remaining terms between six days to two months as of December 31, 2017 and between eleven days to four months as of December 31, 2016, assuming redelivery at the earliest possible date. Future net minimum lease revenues receivable under non-cancellable operating leases as of December 31, 2017 and 2016, were as follows (vessel off-hires and dry-docking days that could occur but are not currently known are not taken into consideration; in addition early delivery of the vessels by the charterers is not accounted for):

	2017	2016
Within one year	1,548	1,086
Total	1,548	1,086

These amounts include consideration for other elements of the arrangement apart from the right to use the vessel such as maintenance and crewing and its related costs.

At December 31, 2017 and 2016, the Company was a party to an operating lease agreement as lessee (note 4). The operating lease relates to the office premises of the Manager at a monthly rate of Euro 10,360 (absolute amount) and for a lease period ending January 2, 2025.

The future minimum lease payments under this agreement as of December 31, 2017 and 2016, assuming a Euro: US dollar exchange rate for 2017 1:1.20 and for 2016: 1:1.05, were as follows:

	2017	2016
Within one year	149	131
After one year but not more than five years	596	522
More than five years	299	392
Total	1,044	1,045

Total rent expense under operating leases for the years ended December 31, 2017 and 2016, amounted to $140 and $138, respectively.